Derivative Financial Instruments - Offsetting (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Derivative Financial Instruments
Potential reduction in net position of total derivative assets	$ 213	$ 194
Potential reduction in net position of total derivative liabilities	213	194
Cash collateral rehypothecated	0	0
Other receivables
Derivative Financial Instruments
Right to reclaim cash collateral	$ 0	$ 26